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                                 UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): February 5, 2007

                               ONE IP VOICE, INC.
             (Exact name of registrant as specified in its charter)

          Delaware                       0-15938                 06-1205743
(State or other jurisdiction    (Commission File Number)       (IRS Employer
      of incorporation)                                     Identification No.)

       22 Prestige Park Circle, East Hartford, CT                06108-3728
        (Address of principal executive offices)                 (Zip Code)

       Registrant's telephone number, including area code: (860) 610-6000


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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On February 5, 2007, One IP Voice, Inc., a Delaware corporation (the "Company) entered into an Asset Purchase Agreement ("Purchase Agreement") in connection with the contemplated sale of substantially all of the assets of the legacy telephone business of the Company to FTG Inc., a Connecticut corporation ("FTG"), under Section 363 of the Bankruptcy Code (the "Section 363 Sale").

ITEM 1.03. BANKRUPTCY OR RECEIVERSHIP.

On December 13, 2006, the Company, and its subsidiary OIPV Corp., a Delaware corporation (such subsidiary, together with the Company, the "Debtors"), filed voluntary petitions for relief under Chapter 11 of the United States Bankruptcy Code with the United States Bankruptcy Court for the District of Connecticut, Hartford, Connecticut (the "Bankruptcy Court").

The Bankruptcy Court assumed jurisdiction over the assets of the Debtors as of the date of the filing of the bankruptcy petition. The Debtors remain in possession of their assets, and continue to manage and operate their business and properties, as debtors-in-possession, subject to the provisions of the Bankruptcy Code and the supervision and orders of the Bankruptcy Court.

There can be no assurance that the Debtors can remain as debtors-in-possession and that a trustee will not be appointed to operate the business of the Debtors. Furthermore, there can be no assurance that the Debtors will retain control of their assets during the pendency of the bankruptcy case. The Debtors' current business relationships and arrangements, and Debtors' ability to negotiate future business arrangements may be adversely affected by the filing of the bankruptcy petition by the Debtors.

As part of the Purchase Agreement, the Company filed a motion for an order granting authority to sell their assets to FTG pursuant to Section 363 of the Bankruptcy Code, establishing bidding procedures and setting a hearing date on the sale of the assets. On February 8, 2007 the Court entered an order (the "Sale Order") authorizing the Section 363 Sale, a copy of which Sale Order is attached to this Current Report on Form 8-K as Exhibit 99.1.

ITEM 2.04. TRIGGERING EVENTS THAT ACCELERATE OR INCREASE A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF BALANCE SHEET ARRANGEMENT.

The information contained in "Item 1.01 Entry into a Material Definitive Agreement" of this Current Report on Form 8-K is incorporated herein by reference.

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ITEM 2.05 COSTS ASSOCIATED WITH EXIT OR DISPOSAL ACTIVITIES

As previously announced, the Company filed voluntary petitions for relief under Chapter 11 of the United States Bankruptcy Code (the "Bankruptcy Filing") in the Bankruptcy Court. In connection with the Bankruptcy Filing, the Company is currently in the process of restructuring. The Company is continuing to operate its business as "debtors-in-possession" under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of Chapter 11 of the United States Bankruptcy Code ("Bankruptcy Code").

The Company currently is not planning to propose a Plan of Reorganization but is attempting to maximize the return to creditors by liquidating its legacy telephone equipment business and its Voice Over IP business in one or more sales conducted pursuant to Section 363 of the Bankruptcy Code.

In conjunction with these plans, the Company may incur charges related to lease terminations, disposal of fixed assets, liquidation of inventory, employee severance and other exit costs. In light of the Company's current financial status, the Bankruptcy Filing and the ongoing reorganization efforts, the Company is currently unable to make an estimate of the costs, charges and cash outlays associated with the business closings.

Additional information about the Bankruptcy Filing can be found at the United States District Bankruptcy Court - District of Connecticut, 450 Main St # 7, Hartford, CT 06103, (860) 240-3679 or on the Bankruptcy Court's web site: http://www.ctb.uscourts.gov.

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

On February 5, 2007, Mr. Jean Stiegemeier informed the Company of his intention to step aside as Chief Executive Officer of the Company in order to avoid any conflict of interest in the event that Mr. Stiegemeier were to make a bid pursuant to Section 363 to acquire the assets of OIPV Corp. Mr. Stiegemeier will continue as Chairman of the Board of Directors of the Company.

Pursuant to a Court Order dated February 5, 2007, Frederick Robertson was appointed to act as Chief Executive Officer of the Company. A copy of the Court Order is attached to this Current Report on Form 8-K as Exhibit 99.2.

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Cautionary Statement Regarding Forward-Looking Statements and Other Matters
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Some information contained in this Current Report on Form 8-K may be forward-looking statements within the meaning of the federal securities laws. These forward-looking statements are not historical in nature and include statements that reflect, when made, the Company's views with respect to current events and financial performance. These forward-looking statements can be identified by forward-looking words such as "may," "will," "expect," "intend," "anticipate," "believe," "estimate," "plan," "could," "should" and "continue" or similar words. These forward-looking statements may also use different phrases. All such forward-looking statements are and will be subject to numerous risks and uncertainties, many of which are beyond our control that could cause actual results to differ materially from such statements. Factors that could cause actual results to differ materially include, without limitation: the ability of the Company to continue as a going concern; the ability of the Company to obtain court approval with respect to motions in the Chapter 11 proceeding filed by it from time to time including the continued use of cash collateral; the ability of the Company to develop, prosecute, confirm and consummate one or more plans of the reorganization with respect to the Chapter 11 proceeding; risks associated with failing to obtain court approval for one or more extensions to the exclusivity period for the Company to propose and confirm one or more plans of reorganization or with third parties seeking and obtaining court approval to terminate or shorten any such exclusivity period, for the appointment of a Chapter 11 trustee or to convert the Chapter 11 proceeding to a Chapter 7 proceeding; risks associated with the Company's restructuring process, including the risks associated with the sale of certain assets to achieve the desired results; the ability of the Company to obtain and maintain adequate terms with vendors and service providers; the potential adverse impact of the Chapter 11 proceeding on the Company's liquidity or results of operations; the ability of the Company to finalize, fund and execute its business plan; risks associated with inflationary cost increases in materials, energy and employee wages and benefits; risks associated with price increases, including the risk that such actions will not effectively offset inflationary cost pressures and may adversely impact sales of the Company's products; the ability of the Company to retain, motivate and/or attract key executives and employees; changes in our relationship with employees; changes in general economic and business conditions, the effectiveness of advertising and marketing spending; any inability to protect and maintain the value of the Company's intellectual property; actions of competitors, including pricing policy and promotional spending; bankruptcy filings by customers; costs associated with environmental compliance and remediation; actions of governmental entities, including regulatory requirements; the outcome of legal proceedings to which we are or may become a party; business disruption from terrorist acts, our nation's response to such acts and acts of war; and other factors.

These statements speak only as of the date of this Current Report on Form 8-K, and we disclaim any intention or obligation to update or revise any forward-looking statements to reflect new information, future events or developments or otherwise, except as required by law. We have provided additional information in our filings with the SEC, which readers are encouraged to review, concerning other factors that could cause actual results to differ materially from those indicated in the forward-looking statements.

Similarly, these and other factors, including the terms of any reorganization plan ultimately confirmed, can affect the value of the Company's various pre-petition liabilities, common stock and/or other equity securities. No assurance can be given as to what values, if any, will be ascribed in the Chapter 11 proceeding to each of these liabilities and/or securities. Accordingly, the Company urges that the appropriate caution be exercised with respect to existing and future investments in any of these liabilities and/or securities.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

    99.1  Order entered by the Bankruptcy Court on February 8, 2007
    99.2  Order entered by the Bankruptcy Court on February 5, 2007

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SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       ONE IP VOICE, INC.

                                       By: /s/ Frederick Robertson
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                                           Frederick Robertson
                                           Chief Executive Officer

Date: February 9, 2007

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